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                                                                  EXHIBIT 10.3.1

                                  ADDENDUM TWO

     The Lease made and entered into on September 1, 1999, by and between GORDON
A. CAMPBELL and MARIA LIGETI, TRUSTEES OF THE REVOCABLE LIVING TRUST DATED MARCH 23, 1987; HILLVIEW MANAGEMENT, INC.; AND IMPAC MEDICAL SYSTEMS AND SUBSIDIARY, a California Corporation, is hereby Amended as follows:

Paragraph 2.01(b) shall be amended as follows:

     Tenant will pay full base rent of $118,201.40 effective as of May 7, 2000.

     Tenant will take occupancy on March 24, 2000.

     All other conditions remain.

TENANT:                     IMPAC MEDICAL SYSTEMS AND SUBSIDARY
                            A California Corporation


                            By    /s/ Joseph K. Jachinowski  3/23/00
                              --------------------------------------------------
                                  Joseph K. Jachinowski, President & CEO

LANDLORDS:                  GORDON CAMPBELL AND MARIA LIGETI,
                            TRUSTEES OF THE REVOCABLE LIVING TRUST
                            DATED MARCH 23, 1987


                            By    /s/ Maria Ligeti   3/23/00
                              --------------------------------------------------
                                  Maria Ligeti, Trustee

                            HILLVIEW MANAGEMENT, INC.
                            A California Corporation


                            By    /s/ George P. Eshoo  3/23/00
                              --------------------------------------------------
                                  George P. Eshoo
                                  Its: President